PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2023
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT	PROPERTY, PLANT AND EQUIPMENT

($ millions)	Land and Land Rights	Pipelines	Facilities and Equipment	Cavern Storage and Other(1)	Assets Under Construction(2)	Total
Cost
Balance at December 31, 2021	456	9,279	9,384	2,084	915	22,118
Additions and transfers	22	703	264	83	(499)	573
Disposition	(1)	(475)	(2,440)	(104)	(20)	(3,040)
Change in decommissioning provision	—	(17)	(84)	(18)	—	(119)
Foreign exchange	6	61	26	—	—	93
Other	(2)	(56)	(201)	(31)	(29)	(319)
Balance at December 31, 2022	481	9,495	6,949	2,014	367	19,306
Additions and transfers	—	150	112	81	230	573
Change in decommissioning provision	—	4	29	8	—	41
Dispositions and other	—	(15)	(33)	(76)	(9)	(133)
Foreign exchange	(1)	(21)	(9)	—	—	(31)
Balance at December 31, 2023	480	9,613	7,048	2,027	588	19,756

Depreciation
Balance at December 31, 2021	26	2,015	1,421	463	—	3,925
Depreciation	6	194	211	78	—	489
Disposition	—	(85)	(384)	(38)	—	(507)
Other	—	(37)	(63)	(19)	—	(119)
Balance at December 31, 2022	32	2,087	1,185	484	—	3,788
Depreciation	6	195	177	75	—	453
Impairment reversal	—	(190)	(35)	(4)	—	(229)
Dispositions and other	—	(9)	(11)	(34)	—	(54)
Balance at December 31, 2023	38	2,083	1,316	521	—	3,958

Carrying amounts
Balance at December 31, 2022	449	7,408	5,764	1,530	367	15,518
Balance at December 31, 2023	442	7,530	5,732	1,506	588	15,798

Assets subject to operating leases
Balance at December 31, 2022	41	629	509	156	—	1,335
Balance at December 31, 2023	39	607	521	119	—	1,286
(1)    At December 31, 2023, the movement in Cavern Storage and Other includes $25 million in net assets transferred to finance lease receivables (2022: nil).
(2)    At December 31, 2023, the movement in Assets Under Construction includes nil in net assets transferred to finance lease receivables (2022: $14 million).
Nipisi Impairment Reversal
During the year ended December 31, 2023, Pembina recognized an impairment reversal in the Pipelines Division of $231 million related to successful contract negotiations on the Nipisi Pipeline and the pipeline being put back into service in October 2023. In 2021, Pembina recorded a total impairment of $266 million due to contracts expiring.
The recoverable amount of the Nipisi Pipeline was calculated using the fair value less costs of disposal, discounting cashflows to the end of the expected useful life of the asset. The recoverable amount is above the carrying value resulting in a full reversal of the previously recorded impairment less depreciation that would have been incurred had no impairment been recognized. The recoverable amount is most sensitive to the following key assumptions: forecasted cashflows which are projected based on management estimated future contracted rates and volumes for the pipeline, and after-tax discount rate of 7.8 percent. In determining the key assumptions, Pembina used contracted and forecasted cashflows based on internal sources and market trends.
Property, Plant and Equipment Under Construction
For the year ended December 31, 2023, included in additions and transfers are capitalized borrowing costs related to the construction of new pipelines or facilities amounting to $15 million (2022: $21 million), with capitalization rates ranging from 4.15 percent to 4.38 percent (2022: 3.81 percent to 4.17 percent).
Depreciation
Pipeline assets, facilities and equipment are depreciated using the straight-line method with remaining useful life of one to 60 years with the majority of assets depreciated over 40 years. Cavern storage and other assets are depreciated using the straight-line method over ten to 40 years with the majority of assets depreciated over 40 years. These rates are established to depreciate remaining net book value over the shorter of their useful lives or economic lives.